[***] Portions redacted in accordance with request for confidential treatment and filed separately with SEC.

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MSN Mobile Services Reseller Agreement	Agreement Number:
(Microsoft will complete)
This MSN Mobile Services Reseller Agreement (“Agreement”) is between the entities identified below.

The “Effective Date” of this Agreement will be the date Microsoft signs the Agreement after execution by Company as specified below.  In this Agreement, “Company” means IXI Mobile, Inc.; and “Microsoft” means Microsoft Corporation.  Microsoft and Company are sometimes referred to individually as a “Party” and collectively as the “Parties” in this Agreement.  Each party agrees to notify the other in accordance with Section 15.1 if the information below changes during the Term.

“Company”: IXI Mobile, Inc	“Microsoft”: Microsoft Corporation
Street Address:	Street Address: One Microsoft Way
City and State / Province:	City and State: Redmond, Washington
ZIP Code:	ZIP Code: 98052
Contact Name:	Microsoft Account Manager Name, Location:
Phone Number:	Phone Number:
Fax Number:	Fax Number:
E-Mail Address:	E-Mail Address:
For the Attention of:	For the Attention of:
Accounts Payable Contact Name, Phone Number and Email Address:
NOTICES Information (if different from above): Company Name, Street Address , City and State / Province, ZIP Code:	All NOTICES must also be sent to: Microsoft Corporation Law and Corporate Affairs
Fax Number:	Fax Number:
For the Attention of:	For the Attention of: LCA – PDM - Consumer / Corporate Attorney

This Agreement consists of this cover page, the enclosed Terms and Conditions, Exhibits, and any addenda or amendments entered into in writing under this Agreement, as well as any Service Schedules executed by the Parties at any time hereunder.  These documents form the entire agreement between Company and and supersede all prior and contemporaneous communications, agreements or contracts, whether oral or written, concerning the subject matter hereof, and no agreements or understandings varying or extending this Agreement, shall be binding upon any Party hereto unless agreed to in writing and signed by a duly authorized officer or representative thereof.

IXI Mobile, Inc.	Microsoft Corporation

By (sign):	By (sign):

Name (print):	Name (print):

Title:	Title:

Date:	September 27, 2005	Date:	September 27, 2005

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential

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TERMS AND CONDITIONS

1.      Background and Purpose. Microsoft develops, operates and/or markets Internet-based information and communications services accessible to a significant installed base of users via Mobile Devices and the World Wide Web, and Company provides mobile content and publishing services to Carriers in the Territory. The purpose of this Agreement is to appoint Company as a non-exclusive reseller in the Territory, and to establish the process for Company to provide MSN Mobile Services to Subscribers via Carriers. This Agreement is non-exclusive and the Parties will be free to enter into agreements with any Third Party(ies) covering cooperation on services, technologies and/or products within the scope of this Agreement.

2.      Definitions. The terms set forth below will have the following meanings:

“Acceptance” or “Accepted” shall have the meaning set forth in the Testing Process for the applicable MSN Mobile Service.

“Affiliate” shall mean a legal entity that (a) owns and controls a Party, directly or indirectly, or (b) is owned and controlled, directly or indirectly, by a Party, or (c) is directly or indirectly under common ownership and control with a Party.

“Aggregate Information” shall mean usage data or other information about multiple Subscribers on an aggregate basis that does not contain Personally Identifiable Information.

“Carrier” shall mean a mobile telecommunications network operator and/or provider of mobile telecommunications services providing services within the Territory and listed in Exhibit A hereto.

“Carrier Agreement” shall mean an agreement between Company and a Carrier necessary for the provision of the Services and for generating revenue including without limitation agreements relating to: (i) the termination and origination of Services by the Carrier; and (ii) billing and collection of fees from Subscribers using the MSN Mobile Services.

“Carrier Network(s)” shall mean the telecommunications switching equipment, cell site transceiver equipment and other equipment and systems which are owned, operated, leased or managed by the Carrier (including its relevant Affiliates) for the provision of the MSN Mobile Services in any part of the Territory.

“Carrier User Data” shall mean all data, whether Aggregate Information or Personally Identifiable Information, generated or collected by Carrier in connection with a user’s registration and use of the Company Services.

“Company Marks” shall mean those trademarks of Company which are set forth on Exhibit D hereto, and such other trademarks, if any, that Company may from time to time identify for Microsoft and which the Parties shall agree, in writing, as being “Company Marks” within the meaning of this Agreement.

“Company Services” means the wireless network services offered by Company or a Carrier, including but not limited to the Company or Carrier network and any Company or Carrier solutions developed by or for Company or Carrier, that enable Subscribers to access one or more MSN Mobile Services via Mobile Devices under the terms of this Agreement.

“Input” shall mean suggestions, comments or other feedback which either Party may, from time to time during the course of this Agreement, provide to the other Party with respect to the MSN Mobile Services and Company Services, respectively.

“Microsoft Marks” shall mean those trademarks of Microsoft which are set forth on Exhibit D hereto, and such other trademarks, if any, that Microsoft may from time to time identify for Company and which the Parties shall agree, in writing, as being “Microsoft Marks” within the meaning of this Agreement.

“Microsoft User Data” shall mean all data, whether Aggregate Information or Personally Identifiable Information, generated or collected by or for Microsoft under the terms of any Microsoft user agreement in connection with a user’s registration and use of the Services, including but not limited to all data collected via the Provisioning Services.

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential

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“Mobile Device” shall mean a wireless device, including, but not limited to a phone, a personal digital assistant or any other wireless device that enables a Subscriber or potential Subscriber to access the Services provided by Company to a Carrier or Company.

 “MSN Mobile Services” shall mean the MSN mobile services of Microsoft that the Parties elect to include within this Agreement by identification in one or more Services Schedules that may be executed from time to time by the Parties hereunder.

“MSN Mobile Services Marketing Agreement” means the marketing and trademark licensing agreement in the form provided by Microsoft to Company from time-to-time, which agreement is signed by Carrier and Microsoft (but not by Company).

“MSN Mobile Site” means Microsoft’s website located at mobile.msn.com or such other location as Microsoft may designate from time to time.

“Non-Disclosure Agreement” shall mean that certain Non-Disclosure Agreement by and between the Parties dated as of April 27, 2005.

“Non-Priority Territory” shall mean any country that is not a Priority Territory.

“Patent(s)” shall mean patents of any Third Party that are issued and enforceable in the United States, members of the European Union, Switzerland, Turkey, South Africa, Canada, Australia, Chile, Brazil, Russia, Taiwan, Korea and Japan.

“Person” shall mean any individual person, corporation, partnership, co-partnership, limited liability company, firm, joint venture, association, joint stock company, trust, estate, unincorporated organization, or other entity, however organized.

“Personally Identifiable Information” means information: (a) that identifies or can be used to identify, contact or locate the individual person to whom such information pertains, or (b) from which identification or contact information of an individual person can be derived.  Personally Identifiable Information includes, but is not limited to:  name, address, phone number, fax number, email address, social security number or other government-issued identifier, and credit card information.  Additionally, to the extent any other information (such as, but not necessarily limited to, a personal profile, unique identifier, biometric information and/or IP address) is associated or combined with Personally Identifiable Information, then such information also will be considered Personally Identifiable Information.

“Priority Territories” shall mean the territories set forth in Exhibit A.

“Provisioning Services” shall mean, with respect to each MSN Mobile Service, the provisioning services developed, implemented, hosted and maintained by each Party that enable Subscribers to sign-up for and configure such MSN Mobile Service, as more fully described in the applicable Service Schedule.

“Services” shall mean the MSN Mobile Services provided to Subscribers and potential Subscribers via the Carrier Network using the Company Services.

“Service Schedule” shall mean a schedule to this Agreement that identifies one or more MSN Mobile Services and is executed by the Parties at any time hereunder.

“Subscribers” shall mean an individual having access to the MSN Mobile Services via the Company Services through a Carrier with whom Company has a Carrier Agreement.

 “Term” shall mean the period of time from the Effective Date until the termination or expiration of this Agreement, including any renewal periods, as stated in Section 10 below.

“Territory” shall mean the Countries set forth in Exhibit A.

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential

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“Testing Process” shall mean, with respect to each MSN Mobile Service, the testing process that must be performed prior to launch of such MSN Mobile Service by each Carrier, as is more fully described in the applicable service schedule.

“Third Party” shall mean any Person not a Party to this Agreement.

“User Data” shall mean both the Microsoft User Data and the Carrier User Data.

3.     Services.

3.1     General. Microsoft hereby appoints Company as a reseller of the MSN Mobile Services to Carriers in the Territory during the Term, and the Company agrees to act in that capacity, subject to the terms and conditions of this Agreement. Company may only resell the MSN Mobile Services to a Carrier that: (i) has designated Company as an MSN Mobile Reseller in the MSN Mobile Services Marketing Agreement accepted and executed by Microsoft; and (ii) is located in the Territory.

3.2     Service Delivery. Microsoft will, in accordance with the terms set forth in this Agreement, provide applicable MSN Mobile Service to the Company upon Acceptance of such MSN Mobile Service.  Company will, in accordance with the terms set forth in this Agreement, provide the Company Services.  Microsoft hereby authorizes Company to provide the MSN Mobile Services to existing and potential Subscribers via the Carrier Network using the Company Services.

a.    Connectivity. The Parties will establish technical connections between the MSN Mobile Services platform, the Company Services and the Carrier Network to enable the provisioning of the Services to Subscribers. Company is responsible for obtaining and for providing Microsoft with configuration data required for establishing such connectivity as is further detailed in each applicable Service Schedule. Each party, at its option, may engage a Third Party to provide any of such technical connections.

b.    Suspension of Service. Microsoft may suspend its performance under this Agreement, in whole or in part, at any time if, and for the period of time that Microsoft, in its sole and absolute discretion, reasonably believes that suspension of its performance under this Agreement is necessary to ensure the integrity, security, performance, and availability of the MSN Mobile Service.  Microsoft will negotiate in good faith any request from Company for relief of the Company’s Target (as such term is defined in Schedule 1 herein) if Microsoft suspends the MSN Mobile Services.  Any such request by Company will be deemed a Dispute under Section 8.2 below and be governed by the terms of Section 8.2.

c.Branding. The MSN Mobile Services shall include the primary branding of Microsoft, in Microsoft’s sole discretion.

3.3  Microsoft Rights and Obligations.

a.    Changes to the MSN Mobile Services. Microsoft shall have sole control over the content and functionality of the MSN Mobile Services.  Microsoft may vary, alter, reduce, redesign, substitute, remove or suspend any of the components of the MSN Mobile Services at any time without notice.

b.    Provisioning Services.  Microsoft will provide such Provisioning Services as may be specified in the applicable Service Schedule.

c.    Customer and Operational Support. Microsoft shall provide [***] support and maintenance services for Company’s [***] support organization. Microsoft shall use commercially reasonable efforts to maintain and support the MSN Mobile Services and any Provisioning Services for which it is responsible in accordance with the applicable operational support procedures set forth in Exhibit C.

d.     Reservation of Rights.  Microsoft reserves all rights not expressly granted herein.

3.4  Company’s Rights and Obligations.

a.    Testing Process. Company will test each MSN Mobile Service in accordance with the Testing Process set forth in the applicable Service Schedule.  Each Party shall use commercially reasonable efforts to cause each of the MSN Mobile Services to be Accepted.

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential
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b.    Technical Requirements.  Company shall ensure that the Carrier Network, the Company Services comply with the technical requirements for provisioning of the MSN Mobile Services as further detailed in the applicable Service Schedule.

c.    Carrier and Subscriber Support. As between Microsoft and Company, Company shall be responsible for [***] and [***] support and maintenance services for Carriers and Subscribers, including without limitation, the Operational Support Procedures set forth in Exhibit C.

d.    Changes to Company Services and Mobile Devices. Except as may be otherwise provided in a Service Schedule, Company shall use commercially reasonable efforts to give Microsoft at least [***] days prior written notice, or other notice as reasonably practicable, of any material change to the Company Services or the Carrier Network of which Company is aware and would reasonably be expected to have a material effect on delivery and/or deployment of the MSN Mobile Services.

e.    Subscriber Billing. As between the Parties, Company shall be responsible for setting and collecting fees from Carriers for Subscribers access to the MSN Mobile Services and all direct communications with Subscribers regarding access to the MSN Mobile Services, and any end user agreement required for access to the Company Services, including but not limited to all terms and conditions related to the setting and collecting of any fees from Subscribers for access to the MSN Mobile Services.

3.5  Carrier Agreements and MSN Mobile Services Marketing Agreement.

a.    General. Company is responsible for negotiating and implementing Carrier Agreements with Carriers.  Company will be responsible for all contractual negotiations and communication, technical communications, dispute resolution, implementation and support to Carriers pursuant to such Carrier Agreements. With the exception of any applicable terms contained in this Agreement, Company has complete discretion to establish with the Carrier the pricing and all other terms and conditions regarding Company’s provision of MSN Mobile Services to such Carrier.  The negotiation of these terms between Company and the Carrier will not be subject to approval or review by Microsoft in any way.  With respect to the MSN Mobile Services Marketing Agreement, Company may, subject to Section 3.5(b) below, present the form of the MSN Mobile Services Marketing Agreement to a prospective Carrier, but Company is not authorized to modify or negotiate in any manner the terms of the MSN Mobile Services Marketing Agreement.  Microsoft reserves the right to accept or reject, in its sole discretion, any changes proposed by a Carrier to the MSN Mobile Services Marketing Agreement; provided, however, that Microsoft will use commercially reasonable efforts to enter into the MSN Mobile Services Marketing Agreement with Carrier in a reasonably timely manner.

b.    Prioritization. Company may only present MSN Mobile Services Marketing Agreement form to prospective Carriers that Company reasonably believes will commercially deploy the MSN Mobile Services to potential Subscribers, within twelve (12) months after the effective date of a MSN Mobile Services Marketing Agreement; provided, however, that Company may request, and Microsoft at its sole discretion may grant, exceptions to this requirement.  Company must implement a validation process, documented in writing, to ensure that Carriers meet these criteria and make the documentation data available to Microsoft upon request.

c.    Information.  Company shall immediately notify Microsoft (i) of any Carrier that is presented, by Company, with the MSN Mobile Services Marketing Agreement.  Company shall notify Microsoft in writing promptly upon entering into a Carrier Agreement.  Company shall provide Microsoft with at least sixty (60) days notice prior to launch of the MSN Mobile Services with a Carrier.  Company shall keep Microsoft reasonably informed on a regular basis about the status of pending discussions with Carriers and on a calendar monthly basis provide Microsoft with a written sales forecast including without limitation expected number of Carrier Agreements during the next three (3) month period, requested commercial launch dates and such other sales related information that Microsoft may reasonably expect in order to assist Microsoft plan the for roll out and commercial  deployment of the MSN Mobile Services.

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential
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d. Minimum Terms of the Carrier Agreement. Company will use commercially reasonable efforts to ensure, at a minimum, that each Carrier Agreement contain terms protective of Microsoft as follows: (a) terms that are at least as protective of Microsoft’s rights interests as the terms contained in Sections 3.2(b), 3.2(c), and 3.4(d) and such terms that are explicitly set forth in the applicable Service Schedule (excluding Section 3.1 of Service Schedule 1 hereto), (b) terms that disclaim, to the extent permitted by applicable law, all warranties by Microsoft and any liability by Microsoft for any damages, whether direct, indirect, or consequential, arising from the MSN Mobile Services; and (c) terms stating that the Carrier shall provide Company with necessary subscriber information as necessary to provide the reports in Section 5.2 below on a monthly basis; (d) terms stating that the Carrier is responsible for the billing relationship with the Subscriber and as such is responsible for collection of all applicable value added taxes to be collected from Subscribers of the Services for their use of the Services and remittance of such collected taxes to the appropriate taxing authority; unless such billing and collection services are provided by Company; and (e) terms that include Microsoft as a third party beneficiary thereof with respect to Microsoft’s intellectual property rights. For the purposes of this Section 3.5(d) commercially reasonable efforts means that Company will ensure (i) that said minimum terms will be presented and duly negotiated with the Carrier; (ii) that Microsoft is notified about if and what terms the Carrier is unwilling to accept; and (iii) that Company will not, without Microsoft’s express written consent, deliver MSN Mobile Services to such Carrier unless such minimum terms are approved by the Carrier.

e.    Reservation of Rights.  Microsoft expressly reserves the right at any time during the Term to terminate any MSN Mobile Services Marketing Agreement pursuant to its terms.  Microsoft agrees to notify Company in writing of the termination of any Carrier to whom Company is provisioning MSN Mobile Services.  Microsoft will use all commercially reasonable efforts to give Company as much prior notice as possible of such event.  Such notification to Company will include the Carrier’s name and current contact information.  All notifications will be sent via a courier service able to track package delivery.  Following such a notice, Company will immediately cease the provisioning of MSN Mobile Services to the terminated Carrier.  If Microsoft so terminates a Carrier’s MSN Mobile Services Marketing Agreement, Company will [***].  Microsoft will negotiate in good faith any request from Company for relief of the Company’s Target (as such term is defined in Schedule 1 herein) if Microsoft terminates a Carrier’s MSN Mobile Services Marketing Agreement.  Any such request by Company will be deemed a Dispute under Section 8.2 below and be governed by the terms of Section 8.2.

f.    Termination of Relationship with a Carrier.  In the event that Company’s relationship with a Carrier terminates, the Carrier may appoint a new MSN Mobile Reseller and Company must notify Microsoft in writing of such termination.  Company will use all commercially reasonable efforts to give Microsoft as much prior notice as possible of such event.  Such notification to Microsoft will include the Carrier’s name and current contact information.  All notifications will be sent via a courier service able to track package delivery.  Company’s rights and obligations hereunder with respect to such Carrier will terminate thirty (30) days from Microsoft’s receipt of the required notice or upon the date of termination of Company’s relationship with the Carrier, whichever occurs later.

4.     Marketing

4.1  Marketing Plan.  The Parties will use commercially reasonable efforts to comply with the agreed marketing plan.

5.    Fees; Payments.

5.1  Fees. Company shall pay to Microsoft, with respect to each MSN Mobile Service, the fees set forth in the applicable Service Schedule in accordance with Section 5.3 below.

5.2  Invoices to Company.  Within [***] following the commercial launch of the MSN Mobile Service with the first Carrier hereunder, Microsoft shall deliver one or more invoices to Company for all fees due hereunder for all applicable MSN Mobile Services for such calendar month.  Except as otherwise provided in a Service Schedule, such fees will be determined based on relevant traffic and/or subscription information (as applicable) generated by the MSN Mobile Services platform. Company shall provide such reasonable and necessary information as Microsoft may specify from time to time and mutually agreed to by written notice in order for Microsoft to prepare each invoice.

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential
6

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Within fifteen (15) days from the end of each calendar month, Company shall deliver to Microsoft a written summary for such month including items mutually agreed to by Company and Microsoft.  Such summary shall include the following detail by Carrier:

•	Number of VAS subscriptions or transactions for the month
•	Number of MSN instant messages sent and received by Subscribers in that month
•	Number of MSN email messages sent and received by Subscribers
•	For the United States market only, number of Subscribers for each MSN Mobile Service for the month
•	Number of [***] are those Subscribers who accessed one or more MSN Mobile Services in that month
•	If available to Company, Number of Subscribers who cancelled an MSN Mobile Service in that month

In addition, such summary may include, at Company’s reasonable discretion, the following detail by Carrier and such other reasonable and necessary information as Microsoft may request from time to time:

•	Number of MSN contacts per Subscriber
•	Email attachment size per email
•	Email attachment type (e.g., document, photo, etc.) per email

5.3  Payments to Microsoft. All amounts payable by Company under this Agreement are due and owing [***] after the receipt of Microsoft’s invoice of such amounts.  If payment is not received by Microsoft by such date, Company may be assessed a finance charge (accruing from the due date until payment is received) equal to the [***].  Company will pay the full amount of the invoice in U.S. dollars by bank wire transfer or, if directed by Microsoft, by electronic funds transfer through an Automated Clearing House (“ACH”) with electronic remittance detail attached, to the following address or such other addresses as may be specified by Microsoft from time to time:

Company will include the Agreement number and the Microsoft invoice number, if any, on each electronic payment.

5.4  Microsoft’s Audit of Company Records.  During the Term and for two (2) years thereafter, Company agrees to keep all books and records it deems usual and proper relating to the calculations of payments due to Microsoft under this Agreement.  To verify such calculations, Microsoft may, during the Term and for two (2) years thereafter, at its sole cost and expense, subject to the balance of this Section 5.4, review copies of such books and records strictly relating to the calculation of payments due under this Agreement.  Any audit or inspection under this Section will be conducted following at least fifteen (15) days prior written notice by Microsoft, and in a manner that does not unreasonably interfere with Company’s operations.  Company agrees to provide Microsoft’s designated audit and/or inspection team with copies of such relevant books and records strictly relating to calculation of payments due under this Agreement. In addition, if any audit or inspection conducted under this Section reveals that Company has materially underpaid the Microsoft fees due hereunder, Company will pay the reasonable costs of such audit or inspection, [***]

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a.    Materiality. For purposes of this Section, “materially” shall mean that actual payments due as disclosed by an audit are more than [***] more than Company has actually paid during any particular payment period covered by such audit.

b.    Frequency. Unless the prior audit revealed that Company has materially under-paid fees, Microsoft shall be entitled to conduct an audit or inspection under the terms of this Section only one (1) time during each year of the Term, and only one (1) time per year following the Term.

c.    Confidentiality. The books, records, other materials disclosed and results of any inspection or audit hereunder will be subject to the confidentiality obligations referenced in Section 11.1 of this Agreement.

5.5  Taxes.

a.      The amounts to be paid by Company to Microsoft hereunder do not include any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement including, without limitation, any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the provision of services to Company by Microsoft under this Agreement, regardless of whether the same are separately stated by Microsoft.  All such taxes (and any penalties, interest, or other additions to any such taxes), with the exception of taxes imposed on Microsoft’s net income or with respect to Microsoft’s property ownership, shall be the financial responsibility of Company.

b.      Company will pay all applicable value added, sales and use taxes and other taxes levied on it by a duly constituted and authorized taxing authority on the services provided under this Agreement or any transaction related thereto in each country in which the services are being provided or in which the transactions contemplated hereunder are otherwise subject to tax, regardless of the method of delivery.  Any taxes that are owed by Company, (i) as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required or permitted to be collected from Company by Microsoft under applicable law, and (iii) are based upon the amounts payable under this Agreement (such taxes described in (i), (ii), and (iii) above the “Collected Taxes”), shall be remitted by Company to Microsoft, whereupon, upon request, Microsoft shall provide to Company tax receipts or other evidence indicating that such Collected Taxes have been collected by Microsoft and remitted to the appropriate taxing authority.  Company may provide to Microsoft an exemption certificate acceptable to Microsoft and to the relevant taxing authority (including, without limitation, a resale certificate) in which case, after the date upon which such certificate is received in proper form, Microsoft shall not collect the taxes covered by such certificate.

c.      If, after a determination by foreign tax authorities, any taxes are required to be withheld, on payments made by Company to Microsoft, Company may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided however, that Company shall promptly secure and deliver to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S. Foreign Tax Credit.  Company will make certain that any taxes withheld are minimized to the extent possible under applicable law.

d.     As between the Parties, Company shall be solely responsible for the collection of applicable taxes from Carriers and Subscribers, as and if applicable.

e.     This Section 5.5 shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.

6.     Advertising

If Company wishes to include any advertising in the MSN Mobile Service, then Company agrees that Microsoft has the option to sell such advertisements on behalf of Company,  and [***].  Microsoft, in its sole discretion, may impose its standard advertising guidelines for advertisements in the MSN Mobile Services, including preclusing any advertisements from a competitor of Microsoft.

Microsoft/IXI Mobile, Inc.
Proprietary and Confidential
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7.    Subscriber Data.

7.1  Microsoft Retains Rights.  Microsoft will retain all rights in any Microsoft User Data that it collects from Subscribers via the MSN Mobile Services, subject to the terms of applicable user agreement and this Section 7 and all applicable laws.  To the extent permitted by applicable law Company shall disclose and license on a perpetual royalty free basis to Microsoft all Microsoft User Data relating to Subscribers generated as a result of the Company Services.

7.2  Sharing User Data.  Neither party shall be obligated to share with the other party hereto any Carrier User Data that it may collect hereunder, except as is reasonably required to provide the Company Services and perform the obligations set forth herein.  If either party provides to the other any User Data that is Personally Identifiable Information, then such receiving party will: (a) be permitted to use such shared User Data solely for the purpose of performing its obligations under this Agreement, (b) not disclose any such shared User Data to any Third Party (other than contractors engaged, under appropriate written terms of confidentiality, to assist with the provision of the Services and/or MSN Mobile Services), (c) utilize appropriate security measures (including, but not necessarily limited to, access control mechanisms and encryption keys, if applicable) to protect such shared User Data from unauthorized access, use, disclosure, alteration or destruction, and (d) return such shared User Data to the providing party upon the soonest to occur of (i) receipt by the receiving party of a written request from the providing party for return of such shared User Data, or (ii) upon termination or expiration of this Agreement.

7.3  Aggregate Information.  With respect to Aggregate Information generated specifically by usage of the MSN Mobile Services by Subscribers, each Party agrees that the Aggregate Information (a) must be used in accordance with the applicable user agreement for the MSN Mobile Services, as well as applicable law, and (b) may not be provided or made available to a competitor of the other Party during the Term.

8.    Designated Managers and Escalation of Disputes.

8.1  Designated Managers.  Each Party shall designate managers (the “Designated Manager”) who shall coordinate the Parties’ respective obligations under this Agreement.  The Designated Managers shall be employees of Company and Microsoft tasked to oversee the performance of the relationship.  Each Party may change its Designated Manager(s) from time to time, but shall inform the other Party of such a change.  The Designated Managers shall meet periodically to discuss plans and issues as necessary, but not less than once per calendar quarter.

The initial Designated Managers shall be:

Company	Microsoft
Peter Fornell peterf@ixi.com (650)551-0600

8.2  Escalation of Disputes.  In the event any dispute, claim, question or difference between the Parties (a “Dispute”) arises with respect to the interpretation of this Agreement or the Parties’ performance, enforcement, breach, or termination thereof, the Designated Managers shall consult and negotiate with each other for at least ten (10) business days, in good faith and understanding of their mutual interests, in an attempt to reach a just and equitable solution to such Dispute that is satisfactory to all Parties.

If this fails to provide an agreed solution, the matter shall be immediately escalated to the following senior executives of each Party, who shall similarly consult with each other with regard to such Dispute for at least another five (5) business days:

Company	Microsoft
Peter Fornell peterf@ixi.com (650)551-0600

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Notwithstanding the foregoing, nothing in this Agreement will be deemed to prevent either Party, in the event of unauthorized disclosure of Confidential Information or violation of intellectual property rights, from seeking or obtaining injunctive or other equitable relief at any time in any court of competent jurisdiction.  In addition, neither Party shall be precluded by this Section 8.2 from seeking any form of judicial or other relief that may be available to such Party after fifteen (15) days following the date that a Dispute arises, unless the Parties otherwise agree in writing to suspend such activities pending further negotiation of such Dispute pursuant to this Section 8.2.

9.    Intellectual Property.

9.1  No Joint Development.  The Parties do not contemplate that there will be any joint development of intellectual property under this Agreement.  The Parties shall not engage in joint development except as they may separately agree, in writing, in advance.

a.    Microsoft Intellectual Property. Any intellectual property now owned or subsequently developed by Microsoft or its suppliers, that is offered by Microsoft for use as part of or in connection with the MSN Mobile Services, will continue to be owned by Microsoft.

b.    Company Intellectual Property. Any intellectual property now owned or subsequently developed by Company or its suppliers, that is offered by Company for use as part of or in connection with the Company Services, will continue to be owned by Company.

9.2  Rights.  Neither Party shall have any rights to any materials, content or technology provided by the other Party hereunder, except as specifically provided in this Agreement (including but not limited to any Service Schedule hereto), and neither shall alter, modify, copy, edit, format, translate, create derivative works of or otherwise use any materials, content or technology provided by the other Party except as explicitly provided herein, or as approved in advance, in writing, by the other Party.

a.    MSN Mobile Specifications. To the extent that Microsoft provides Company with any written technical specifications or documentations with respect to the MSN Mobile Services or any related Microsoft software, products technologies or services (“MSN Mobile Specifications”), such MSN Mobile Specifications are licensed to Company on a nonexclusive, non-assignable, non-sublicenseable basis, and may be used by Company solely for the purpose of providing Input to Microsoft (except as otherwise expressly provided in a Service Schedule or as may be otherwise agreed to in writing by the Parties).

b.    Company Specifications. To the extent that Company provides MSN with any written technical specifications or documentations with respect to the Company Services (“Company Specifications”), such Company Specifications are licensed to Microsoft on a nonexclusive, non-assignable, non-sublicenseable basis, and may be used by Microsoft solely for the purpose of providing Input to Company (except as otherwise expressly provided in a Service Schedule or as may be otherwise agreed to in writing by the Parties).

9.3  Input.

a.    To Microsoft.  Upon disclosure by the Company to Microsoft of any Input regarding the MSN Mobile Services, the product and service roadmap for the MSN Mobile Services, or any other addition to the MSN Mobile Services as presented to Company by Microsoft, Company shall be deemed to have granted Microsoft a nonexclusive, worldwide, perpetual, irrevocable, fully paid, royalty-free, assignable and transferable license as to such Input, including all intellectual property rights therein, to make, use, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, and sell such Input (and derivative works thereof) as part of any Microsoft software, products, technologies and services, and to sublicense any or all of the foregoing rights (but only with respect to Microsoft software, products technologies and services). Company agrees that it shall not knowingly provide Microsoft with any Input that is subject to license terms that seek to require any Microsoft software, products, technologies or services incorporating or derived from such Input, or other Microsoft intellectual property, to be licensed to or otherwise shared with any third party.

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b.  To Company.  Upon disclosure by Microsoft to the Company of any Input regarding the Company Services, the product and service roadmap for the Company Services, or any other addition to the Company Services as presented to Microsoft by Company, Microsoft shall be deemed to have granted Company a nonexclusive, worldwide, perpetual, irrevocable, fully paid, royalty-free, assignable and transferable license as to such Input, including all intellectual property rights therein, to make, use, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, and sell such Input (and derivative works thereof) as part of any Company software, products, technologies and services, and to sublicense any or all of the foregoing rights (but only with respect to Company’s software, products, technologies and services).   Microsoft agrees that it shall not knowingly provide Company with any Input that is subject to license terms that seek to require any Company software, products, technologies or services incorporating or derived from such Input, or other Company intellectual property, to be licensed to or otherwise shared with any third party.

c.    Process. Sections 9.3(a) and (b) above will apply if Input is disclosed by Company to Microsoft or by Microsoft to Company, as applicable, unless the Parties agree otherwise applying the following process. In the event that either Company or Microsoft wish to disclose Input to the other party but not pursuant to the terms set forth above it shall provide the other Party with prior written notice together with any proposed change(s) to the Agreement. To enable the disclosure the Parties will negotiate in good faith for including the proposed change(s) to the Agreement by written amendment. If good faith negotiations do not result in an acceptable agreement for the parties, no disclosure of the Input shall be made. For the avoidance of doubt neither Company nor Microsoft is under any obligation whatsoever to disclose or otherwise reveal any Input or other trade secret(s) to the other party under this Agreement.

9.4  Marks.

a.     Company Marks License.  Subject to Section 9.4(c) below, Company hereby grants Microsoft the non-exclusive, royalty free, personal, revocable, non-transferable right to use the Company Marks during the term of this Agreement solely in promotional and marketing materials about the provision of MSN Mobile Services to Company Users, as such are more fully described in the Marketing Plan, provided such uses shall be strictly in accordance with the procedures and guidelines set forth in the trademark usage guidelines included in Exhibit D.

b.     Microsoft Marks License.  Subject to Section 9.4(c) directly below, Microsoft hereby grants Company the non-exclusive, royalty free, personal, revocable, non-transferable right to use the Microsoft Marks during the term of this Agreement solely in promotional and marketing materials about the provision of MSN Mobile Services to Company Users, as such are more fully described in the Marketing Plan, provided such use shall be strictly in accordance with the procedures and guidelines set forth in the trademark usage guidelines included in Exhibit D.

c.     Use of Marks.  Prior to the first use of any of the other Party’s Marks in the manner permitted herein, the Party using such Marks shall submit a sample of such proposed use to the other Party for its prior written approval.

i.         In addition, if there are modifications to a Party’s Marks after the first approved use of such Marks, such modifications must be submitted to the owner of such Marks for approval prior to the modified use.   Such approval will not be unreasonably withheld.

ii.       Without limiting the generality of the foregoing, each Party shall strictly comply with all standards with respect to the use of the other Party’s Marks which may be furnished by such Party from time to time, including but not limited to those set forth in Exhibit D, and all uses of the other Party’s Marks in proximity to the trade name, trademark, service name or service mark of any other person shall be consistent with the standards furnished by the other Party from time to time.

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iii.     Neither Party shall create a combination mark consisting of one or more Marks of each Party.

iv.      All uses of the other Party’s Marks shall inure to the benefit of the Party owning such Mark.  Each Party hereby acknowledges and agrees that, as between the Parties hereto, the other Party is the owner of the Marks identified as its Marks on the applicable Exhibit to this Agreement, and all goodwill associated therewith shall inure to the benefit of the Party owning said Marks.

v.        Either Party may make updates or changes that apply to its customers generally to the list of Marks usable by the other Party hereunder at any time by 30 days written notice to the other Party.

vi.      During the term of this Agreement, neither Party shall use, register, or attempt to register, in any country, any name,  trademark or domain name identical or confusingly similar to the other Party’s Marks.  The owner Party shall have the sole right to and in its sole discretion may control any action concerning its Marks.

vii.    Any materials, activities, products, or services distributed or marketed by a Party in conjunction with the other Party’s Marks shall: (i) meet all terms of this Agreement, (ii) meet or exceed standards of quality and performance generally accepted in the industry, and (iii) comply with all applicable laws, rules, and regulations.  Each Party shall fully correct and remedy any deficiencies in its use of the other Party’s Marks and/or the quality of any materials, activities, products, or services it offers or markets in conjunction with the other Party’s Marks, upon reasonable notice from the other Party.

viii.  Neither Party is granted, and neither shall purport, to permit any Third Party to use the other Party’s Marks in any manner without such other Party’s written consent.

ix.      Each Party shall immediately cease all use of the other Party’s Marks upon expiration or termination of this Agreement.

d.        Reservation of Rights.  Each Party reserves all rights not expressly granted herein.

e.        Protection of Marks. At the other Party’s expense, each Party shall reasonably assist the other Party in protecting and maintaining the other Party’s rights in the Marks. The owner of a Mark shall have the sole right to and in its sole discretion may commence, prosecute or defend, and control any action concerning its Mark(s).  Neither Party shall contest the validity of, or by act or omission jeopardize, or take any action inconsistent with, the other Party’s rights or goodwill in its Marks in any country, including attempted registration of the Marks, or use or attempted registration of any mark confusingly similar thereto.

10.   Term and Termination.

10.1             Term.  The initial Term of this Agreement shall commence on the date that this Agreement is signed (the “Effective Date”) and shall continue for two years following commercial development of any MSN Mobile Service hereunder with the first Carrier (the “Term”).

10.2             Termination.  Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement under the following conditions:

a.    For Cause.  Without prejudice to any other available remedies, either Party may terminate this Agreement if the other Party is in material breach hereof and, with the exception of breaches involving violations of the law, has not cured such material breach to the reasonable satisfaction of the non-breaching Party within [***] after having been notified, in writing, of the material breach.

b.    For Bankruptcy/Insolvency. Without prejudice to any other available remedies, either Party may terminate this Agreement immediately following written notice to the other Party, if the noticing Party: (a) ceases to do business in the normal course, (b) becomes or is declared insolvent or bankrupt, (c) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within [***], or (d) makes an assignment for the benefit of creditors.

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c.    For Violation of the Law.  Without prejudice to any other available remedies, either Party may terminate this Agreement with [***] prior written notice following a factual substantiation and legal determination that the other Party has failed to substantially comply with all applicable laws and regulations governing the other Party’s performance under this Agreement.

d.     Failure to sign a Carrier Agreement or Failure to Launch. If no Carrier Agreement has been signed between the Company and a Carrier in the Territory within [***] from the Effective Date, or if no MSN Mobile Services has been commercially deployed by a Carrier hereunder within [***] from the Effective Date, then either Party may terminate this Agreement with [***] prior written notice.

10.3 Transition. The Parties shall agree on and implement a commercially reasonable transition plan during the transition period for the migration of the Services to Microsoft or any replacement Third Party provider selected by Microsoft.  Each Party shall cooperate with the other with respect to the termination of this Agreement and will use commercially reasonable efforts to perform its obligations under the transition plan.

10.4 Survival.  In the event of expiration or termination of this Agreement for any reason, Sections 2, 5.3, 5.4, 5.5, 7, 9.1, 9.3, 10.3, 10.4,  11-15 hereof, and all other Sections under this Agreement that by their nature would continue beyond the expiration or termination, shall survive expiration or termination

11.  Confidentiality.

11.1   Non-Disclosure Agreement.  Confidential Information of the Parties exchanged in connection herewith shall be as defined, and treated in accordance with, the provisions of the Non-Disclosure Agreement, the terms and conditions of which are incorporated herein by this reference.  The Parties further agree that all terms and conditions of this Agreement shall be deemed Confidential Information as defined therein.

11.2   Publicity.  Except for legally mandated disclosures or pursuant to the rules of the applicable stock exchanges on which the securities of the Parties are traded, no Party shall issue any press release or make any public announcement(s) disclosing the terms of this Agreement (including but not limited to any Exhibit hereto) without the prior written consent of the other Party.  Notwithstanding the prior sentence, the Company may issue a press release regarding execution of this Agreement within thirty (30) days of the Effective Date, such press release to be reviewed and approved by Microsoft.

12.   Warranties, Representations and Covenants.

12.1    Company Representations, Warranties and Covenants. Company represents, warrants and covenants to Microsoft that:

a.     Authority. Company has the power and authority to enter into this Agreement and to fully perform its obligations hereunder.  Company is not subject to any agreements that conflict with its obligations hereunder.

b.     Right to Operate. Company has obtained, and shall maintain in full force during the Term hereof, such federal, state, provincial, municipal and/or other governmental authorizations as are necessary to operate and to otherwise perform its obligations under this Agreement, and shall be in substantial compliance with all applicable laws and regulations governing such performance.

c.     Carrier Support. Use commercially reasonable efforts to service and support its Carriers and promptly inform the appropriate Microsoft contact of any difficulties it encounters in servicing its Carriers.

d.    No Representations or Warranties. Company shall not make any representations or warranties concerning the MSN Mobile Services or any other Microsoft product or service inconsistent with this Agreement, except as may be specifically authorized, in writing, by Microsoft.

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12.2    Microsoft Representations, Warranties and Covenants. Microsoft represents, warrants and covenants to Company that:

a.    Authority. Microsoft has the power and authority to enter into this Agreement and to fully perform its obligations hereunder.  Microsoft is not subject to any agreements that conflict with its obligations hereunder.

b.    Right to Operate. Microsoft has obtained, and shall maintain in full force during the Term hereof, such federal, state, provincial, municipal and/or other governmental authorizations as are necessary to operate and to otherwise perform its obligations under this Agreement, and shall be in substantial compliance with all applicable laws and regulations governing such performance.

c.    No Representations or Warranties. Microsoft will not make any representations or warranties concerning the Company Services or any other Company products or services except as may be specifically authorized, in writing, by Company.

12.3   No Other Warranties.  ALL PRODUCTS, SERVICES OR OTHER MATERIALS DELIVERED UNDER THE TERMS OF THIS AGREEMENT SHALL BE “AS IS,” WITHOUT WARRANTY OR CONDITION OF ANY KIND, AND THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE THEREOF IS ASSUMED BY THE RECEIVING PARTY AND ITS CUSTOMERS; AND, EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 12.1 AND 12.2, EACH PARTY DISCLAIMS ANY AND ALL WARRANTIES OR REPRESENTATIONS, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

WITHOUT LIMITING THE FOREGOING, MICROSOFT EXPRESSLY DISCLAIMS ANY WARRANTIES THAT ACCESS TO OR USE OF THE MSN MOBILE SERVICES SHALL BE UNINTERRUPTED OR ERROR-FREE.

Notwithstanding any other provision of this Agreement, neither Party shall have any liability for any Third Party content provided, made available or delivered through the MSN Mobile Services or the Company Services.

13.   Defense of Claims.

13.1   Defense of Claims by Microsoft.  Subject to the remainder of this Section 13.1 and Sections 13.3 and 14 below, Microsoft will defend and hold harmless Company and its directors, officers and employees against a lawsuit or other judicial action brought by a Third Party who is not an Affiliate of Company for any claims that the MSN Mobile Services or any materials provided by Microsoft in connection with delivery of the MSN Mobile Services infringe such Third Party’s Patent, copyright, trademark, or other intellectual property right or misappropriate its trade secret and will pay the amount of any resulting adverse final judgment (or settlement to which Microsoft consents) from such lawsuit or other judicial action.

Microsoft’s obligations hereunder with respect to any Third Party Patent claim shall apply solely to the extent such claims wherein the MSN Mobile Services alone, without combination or modification, constitute direct or contributory infringement of such Third Party Patent claim.  In addition, Microsoft’s obligations hereunder with respect to any claims described herein shall not extend to any claim, adverse final judgment or damages to the extent arising from:  (i) specifications, services, content or other materials not provided by Microsoft; (ii) Company’s implementations, if any, of any specifications provided by Microsoft hereunder; (iii) Company’s use or distribution of any component of the MSN Mobile Services after Microsoft notifies Company in writing to discontinue use or distribution due to such a claim or after Microsoft completes one of the actions described in the first sentence of the following paragraph; (iv) damages attributable to the value of the distribution or use of a non-MSN Mobile Services product, data or business process or (v) alteration of the MSN Mobile Services, or any component thereof by Company or any Third Party not approved by Microsoft.

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If Microsoft receives information concerning an infringement claim related to any component of the MSN Mobile Services, it may, at its expense, but without obligation to do so, either (i) procure for Company the right to continue to use or distribute the allegedly infringing component, or (ii) modify the component or replace it with a functional equivalent, to make it non-infringing, in which case Company will stop using or distributing the allegedly infringing component immediately.

13.2  Defense of claims by Company.  Subject to the remainder of this Section 13.2 and Sections 13.3 and 14 below, Company will defend and hold harmless Microsoft and its directors, officers and employees against a lawsuit or other judicial action brought by a Third Party who is not an Affiliate of Microsoft for any claims that the Company Services or any materials provided by Company in connection with delivery of the Company Services or delivery of the MSN Mobile Services via the Company Services infringe such Third Party’s Patent, copyright, trademark, or other intellectual property right or misappropriate its trade secret, and will pay the amount of any resulting adverse final judgment (or settlement to which Company consents) from such lawsuit or other judicial action.

Company’s obligations hereunder with respect to any Third Party Patent claim shall apply solely to the extent such claims wherein the Company Services or other Company materials alone, without combination or modification, constitute direct or contributory infringement of such Third Party Patent claim.  In addition, Company’s obligations hereunder with respect to any claims described herein shall not extend to any claim, adverse final judgment or damages to the extent arising from:  (i) specifications, services, content or other materials not provided by Company; (ii) Microsoft’s implementations, if any, of any specifications provided by Company hereunder; (iii) Microsoft’s use of any component of the Company Services after Company notifies Microsoft in writing to discontinue use due to such a claim or after Company completes one of the actions described in the first sentence of the following paragraph; (iv) damages attributable to the value of the use of a non-Company product, data or business process; or (v) alteration of the Company Services, or any component thereof by Microsoft or any Third Party not approved by Company.

If Company receives information concerning an infringement claim related to any component of the Company Services or any other Company materials, it may, at its expense, but without obligation to do so, either (i) procure for Microsoft the right to continue to use or distribute the allegedly infringing item, or (ii) modify the item or replace it with a functional equivalent, to make it non-infringing, in which case Microsoft will stop using or distributing the allegedly infringing item immediately.

13.3     Process.  For the purposes hereof, the “Defending Party” shall mean the Party having defense obligations pursuant to the foregoing provisions, the “Defended Party” shall mean the Party and/or all applicable third parties being defended pursuant to the foregoing provisions, and a “Claim” shall mean a claim for which the Defended Party is to be defended pursuant to the foregoing provisions.  The Defended Party shall promptly notify the Defending Party in writing, specifying the nature of the Claim and the total monetary amount or other relief sought therein.  The Defending Party shall be given sole control over the defense or settlement of such Claim, and shall conduct all proceedings or negotiations in connection therewith.  The Defended Party shall cooperate with the Defending Party in all reasonable respects in connection with the defense of any such Claim, and the Defending Party shall reimburse the Defended Party for all reasonable out-of-pocket expenses incurred in providing such cooperation.

14.  Exclusion of Damages; Limitation of Liability.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND REGARDLESS OF WHETHER LIABILITY IS BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF WARRANTIES, OR OTHER LEGAL THEORY:

(A) NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, SUCH DAMAGES FOR LOSS OF BUSINESS PROFITS AND/OR BUSINESS INFORMATION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND

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(B)  THE MAXIMUM AGGREGATE LIABILITY OF ONE PARTY TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, UNDER THE DEFENCE OBLIGATIONS SET FORTH IN SECTION 13 HEREOF, SHALL BE EQUAL TO [***] PAID BY COMPANY TO MICROSOFT HEREUNDER;

PROVIDED THAT THE FOREGOING EXCLUSIONS AND LIMITATIONS SHALL NOT APPLY TO ANY DAMAGES ARISING FROM EITHER PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS CONTAINED IN SECTION 11 HEREOF OR INFRINGEMENT OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS.

15.   General.

15.1  Notices.  All notices under this Agreement must be addressed to a Party (as specified on the first page of this Agreement) and sent by one of the following methods: (1) postage prepaid, certified or registered mail, return receipt requested; (2) overnight courier (e.g., DHL, Federal Express, Airborne), charges prepaid, confirmation requested; or (3) facsimile, with confirmation of delivery.  Notices will be deemed delivered on the date shown on the postal return receipt or on the overnight courier or facsimile confirmation of delivery.

15.2  Relationship of the Parties.  Nothing herein contained shall be deemed to create an association, partnership, joint venture, trust, agency or other relationship between the Parties.  No Party shall enter into any agreement with any Third Party on behalf of the other, nor shall either Party be empowered to bind or commit, or purport to be empowered to bind or commit, the other Party to any Third Party.  Except as provided for herein, no Party is authorized to represent the other Party without its prior written approval.

15.3  Counterparts.  This Agreement may be executed by facsimile and in counterparts, each of which will be deemed an original, and all of which together shall constitute one and the same instrument.

15.4  Construction.  If a court of competent jurisdiction holds any term, covenant or restriction of this Agreement to be illegal, void or unenforceable, in whole or in part, the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated.  If any provision in this Agreement is determined to be unenforceable in equity because of its scope, duration, geographical area or other factor, then the court making that determination will have the power to reduce or limit such scope, duration, area or other factor, and such provision will be then enforceable in equity in its reduced or limited form.  Notwithstanding that certain provisions of this Agreement may contemplate that the Parties will mutually determine or agree upon certain matters (“Future Understandings”), each Party acknowledges and agrees that the Parties’ failure to mutually determine or agree as to any Future Understandings is not a breach of this Agreement by either Party and does not give rise to any cause of action or right to pursue remedies for breach on the part of either Party; and the Parties’ failure to mutually determine or agree as to any Future Understandings does not excuse either Party’s performance of its other obligations under this Agreement unless under this Agreement the Party’s other obligations are expressly conditioned upon the Parties’ agreement upon the Future Understandings.  Section headings in this Agreement are for convenience only and shall not be construed to affect the meaning of any provision of this Agreement.

15.5  Assignment. Neither Party may assign this Agreement, or any rights or obligations hereunder, without the express written consent of the other Party (such consent not to be unreasonably withheld or delayed).  Any attempted assignment by a Party in violation of this Section shall be void and shall constitute a material default and breach of this Agreement.  A change of control of a Party by any means, including but not limited to by operation of law or by sale of securities or assets, shall be considered an assignment for the purposes of this Agreement.

15.6  Expenses. Except as otherwise expressly provided herein, each Party shall be responsible for all costs and expenses incurred in connection with the performance of its obligations hereunder.

15.7  Governing Law and Jurisdiction.  This Agreement and all matters relating thereto will be construed and controlled by the laws of the State of Washington, without regard to the conflict of laws provisions thereof, and each Party consents to the exclusive jurisdiction of the federal and state courts sitting in King County, Washington.  If either Microsoft or Company employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing Party will be entitled to recover such of its reasonable attorneys' fees, costs and other expenses as may be awarded by the court in its discretion.  The foregoing choice of jurisdiction and venue shall not prevent either Party from seeking injunctive relief with respect to a violation of intellectual property rights, confidentiality obligations or enforcement or recognition of any award or order in any appropriate jurisdiction. The 1980 United Nations Convention on Contracts for the International Sale of Goods and its related instruments will not apply to this Agreement.

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15.8     Force Majeure.  Except for payment obligations, neither Party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, terrorism, wars, strikes or other labor disputes, fires, flood, storm, explosions, or any other cause which is beyond the reasonable control of such Party provided that such Party makes reasonable efforts to promptly remedy the failure or delay when such cause is eliminated.  If a Party’s failure or delay of performance is excused by this Section for thirty (30) days or more, the other Party may, but shall not be obligated to, immediately terminate this Agreement upon written notice to the non-performing Party.

15.9     Non-waiver.  No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving Party.

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Service Schedule 1

“Messenger and Hotmail Client Services”

This Service Schedule No. 1 dated ______________ (the “Schedule Date”) by and between Microsoft Corporation (“Microsoft”) and IXI Mobile, Inc. (“Company”) amends the MSN Mobile Reseller Agreement between such parties dated _________ (the “Agreement”).  Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

1.	MESSENGER AND HOTMAIL CLIENT SERVICES

The “Client Service” is a mobile version of MSN Messenger and MSN Hotmail that may be accessed by a Client Service Subscriber via a Client and Client Services Server solution that communicates with the MSN Mobile Server using the MSP in the manner described in this Service Schedule.  The Client Service, which may be changed or updated by Microsoft from time to time pursuant to Section 3.3(a) of the Terms and Conditions, is included as an MSN Mobile Service within the Agreement as of the date hereof.  This Service Schedule covers MSN Messenger and Hotmail Client Services operating only on Company’s Mobile Devices as defined below.

2.	DEFINITIONS

As used in this Service Schedule (whether in the singular or plural), the following capitalized terms shall have the following meanings. Other capitalized terms have the meanings ascribed to them elsewhere in this Agreement.

“Certification” means the process of reviewing the Client’s compliance with the Specifications as more fully described in Section 3 and the Certification Guidelines.

“Certification Guidelines” means the criteria and processes documentation provided by Microsoft to Company upon request by Company, as updated or otherwise amended by Microsoft from time to time, related to various levels of Certification performed pursuant to this Agreement.

“Certification Vendor” means a third party specifically authorized by Microsoft to perform Certification tests in accordance with Section 3 of this Agreement.

“Client” means Company’s software client intended for use on a Mobile Device that is capable of directly accessing the Service pursuant to the terms and conditions of this Agreement.

“Client Developer” means the company that under separate license with Microsoft has developed the Client.

“Client Services Server” means a server application(s) for the Service, or any third party server application(s) authorized by Microsoft to access the Service, that run on a secured Company or such third party network server and facilitate communication between the Client and the MSN Mobile Server via, on the back-end, the Mobile Services Protocol.

“Client Service Subscriber” means a Subscriber that subscribes to the MSN Mobile Service.

“Final Certification” or “Finally Certified” shall have the meaning set forth in Section 3.2.

“Mobile Services Protocol” or “MSP” means the set of rules and standards for enabling Mobile Devices to connect with the MSN Mobile Servers, as updated or otherwise amended by Microsoft from time to time in Microsoft’s sole discretion.

“MSN Hotmail Services” means the electronic mail service offered on  (or any other URL(s) designated by Microsoft) from time to time in so far as it provides an ability to send and receive emails, including any upgrades, subsequent releases or future versions thereof, but excluding any other services or functionalities offered on that site whether current or future.

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“MSN Messenger Services” means the MSN instant messaging and presence services offered on  (or any other URL(s) designated by Microsoft) from time to time, including any upgrades, subsequent releases or future versions thereof, but excluding any other services or functionalities offered on that site whether current or future.

“MSN Mobile Server” means Microsoft server application(s) that run on a Microsoft server and, for purposes of providing the Service, enable access to portions of the Service network.

“Pre-Certification” or “Pre-Certified” shall have the meaning set forth in Section 3.1.

“Re-Certification” or “Re-Certified” shall have the meaning set forth in Section 3.3.

“Service” means a mobile version of MSN Messenger or Hotmail Services, and any other mobile services offered by Microsoft in its sole discretion that may be accessed by a Subscriber via a Client that communicates with the MSN Mobile Server using the MSP in the manner described in this Agreement.

3.	CERTIFICATION

3.1
Pre-Certification. Company may, at its discretion, submit a release candidate of the Client to a Certification Vendor to obtain initial Certification (“Pre-Certification”) pursuant to the criteria and processes set forth in the Certification Guidelines. As between the Parties, Company shall be responsible for all Pre-Certification fees charged by the Certification Vendor for Certification services. Any Client obtaining Pre-Certification shall still be required to receive Final Certification as described in this Section 3.

3.2
Final Certification. Company acknowledges that a Client shall undergo end-to-end evaluation by a Certification Vendor with a specific Carrier network, Client Services Server, and Mobile Device(s) (“Final Certification”) pursuant to the criteria and processes set forth in the Certification Guidelines, before an applicable Carrier implements the Service pursuant to a Carrier Agreement.  For the avoidance of any doubt, no Client shall be distributed to Subscribers unless such Client has passed Final Certification, as evidenced by a written letter of Final Certification by the Certification Vendor and a Carrier Agreement has been executed to allow distribution of the Service to Subscribers of such Client. As between the Parties, Company is responsible for paying Final Certification fees charged by the Certification Vendor.

3.3
Re-Certification. Any change made to a Pre-Certified or Finally-Certified Client that substantially impacts (i) the manner in which such Client accesses the Service and/or (ii) user experience of the Service, may require reevaluation (“Re-Certification”) pursuant to the criteria and processes set forth in the Certification Guidelines. Company shall submit such Client to Microsoft in accordance with the process set forth in the Certification Guidelines. As between the Parties, Company is responsible for paying Re-Certification fees charged by the Certification Vendor; except for the event that it is Microsoft that requires such changes be made to a Pre-Certified or Finally-Certified Client; then Microsoft shall be responsible for Re-Certification fees charged by the Certification Vendor for Re-Certification services.

4.	UPDATES.

Microsoft may, in its sole discretion, amend the specifications, including without limitation the Mobile Services Protocol. If Microsoft amends the technical specifications during the Term of this Agreement, Microsoft shall use commercially reasonable efforts to provide Company with reasonable prior notice of such amendment and to provide Company with documentation for such amendment within a commercially reasonable period of time. Company shall: (i) cooperate in good faith to provide necessary assistance to Microsoft and the Client Developer to ensure that the Client or Client Services Server is updated accordingly, and (ii) require all Carriers to notify Client Service Subscribers to install or obtain updates to the Client, if applicable.  Company will require the Carrier, to notify all Client Service Subscribers, that failure to update or enhance the Client at the time of deployment of a Client Service update for the Client, if any, may render the Client unable to make use of the Client Service

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5.	SECURITY.

Company shall (i) not modify or otherwise change the Client and Client Services Server or remove any security measures, such as cryptographic protocols and secured networks, used to protect information transmitted to or from a Client in connection with use of the Service; and (ii) Company shall not store or collect Passport credential information such as Passport Passwords, secret questions and secret answers, except as expressly permitted in this Agreement. Furthermore, Company shall require Carriers to remain current with, install all, and not block any Microsoft or Client Developer security patches and hot fixes related to the Client’s use of the Service, and that the Carrier ceases to use, distribute or otherwise provide any previous version of the Client or Client Services Server, as applicable

6.	ADDITIONAL MINIMUM TERMS OF THE CARRIER AGREEMENT.

In addition to the terms set forth in Section 3.5(d) of the Terms and Conditions, Company will ensure, at a minimum, that each Carrier Agreement contain terms that are at least as protective of Microsoft’s rights interests as the applicable portions of the terms contained in Sections 3.2, 3.3, 4 and 5, and 8 of this Service Schedule.

7.	FEES.

Deployment Fee.  Upon execution of this Service Schedule, Company will pay to Microsoft, in accordance with Sections 5.2 and 5.3 of the Terms and Conditions, $[***] for deployment of the Messenger and Hotmail Client Services.

Subscriber Fee.  Company will pay to Microsoft, in accordance with Sections 5.2 and 5.3 of the Terms and Conditions, a fee per Client Service Subscriber per month in the case of the U.S. market, and a fee per Active User per month in the case of non-U.S. markets.  The table below sets out a summary of the Client Service Subscriber and Active User fees:

Microsoft’s Revenue for Base Offering	Microsoft’s Revenue Share of VAS	Minimum Revenue per Subscriber
U.S. Market: [***]% of Base Offering /Client Service Subscriber/month	[***]%	[***]/Client Service Subscriber/month
Non-U.S. Priority Territories: [***]% of Base Offering /Active User/month	[***]%	[***]/Active User/month
Non-Priority Territories: [***]/Active User/month	[***]%	not applicable

Base Offering.  The Base Offering is the core, mass-market offering of the MSN Messenger and Hotmail Client Services, that will represent the entry-level subscription necessary to use the Mobile Device.  The Base Offering will vary depending on the retail offerings defined by Company or Carrier for any given territory.

VAS.  Value-added service (“VAS”) is an MSN Mobile Service which is not part of the Base Offering.  For every Carrier deployment, Company will provide Microsoft with a list of proposed Base Offerings and VAS.  The Parties shall agree to the application of the definition of Base Offering and VAS to the proposed offering.  Such list will be updated from time to time.

[***]  For Messenger and Hotmail Client Service Subscribers in the [***], Company will pay to Microsoft [***] of Base Offering per Client Service Subscriber per month, plus [***] of any VAS generated by Messenger and Hotmail Client Service Subscribers.  The revenue share attributable to Microsoft (after adding Microsoft’s revenue share of base offering and Microsoft’s revenue share of VAS) shall not be less than [***].

[***].  For Messenger and Hotmail Client Service Subscribers in [***], Company will pay to Microsoft [***] of Base Offering per Active User per month, plus [***]% of any VAS generated by Messenger and Hotmail Active Users.  The revenue share attributable to Microsoft (after adding Microsoft’s revenue share of base offering and Microsoft’s revenue share of VAS) shall not be less than [***].

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Non-Priority Territories.  For Messenger and Hotmail Client Service Subscribers in Non-Priority Territories, Company will pay to Microsoft [***] per Active User per month plus 65% of any VAS generated by subscribers of the Messenger and Hotmail Client Service.

Targets and Minimum Commitments.  Subject to Microsoft’s compliance with Section 3.5(a) of the Agreement, Company will generate a minimum number of net new Messenger and Hotmail Client Service Subscribers and Active Users per month (“Target”) over the term of the Agreement.  The Targets are set out below (and are subject to Sections 3.2(b) and 3.5(e) of the Agreement)   For any given month, in the case that Microsoft has so entered into the MSN Mobile Services Marketing Agreement promptly with each Carrier as described above and the actual number of Messenger and Hotmail Client Service Subscribers and Active Users is less than Target, Company shall pay to Microsoft no less than Target times [***].

2005
Month	Oct	Nov	Dev
Net New Subs (k)	[***]	[***]	[***]
Cum Subs (k)	[***]	[***]	[***]
Min Payment ($k)	[***]	[***]	[***]
]
2006
Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Net New Subs (k)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cum Subs (k)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Min Payment ($k)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***[

2007
Month	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
Net New Subs (k)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	MSNP to
Cum Subs (k)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	MSP
Min Payment ($k)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Migration

Microsoft has agreed that Company may deploy MSN Mobile Services over the MSN Protocol (“MSNP”) in order to accommodate certain Carrier launches.  Company has agreed to migrate from MSNP to MSP by October 1, 2005 and any launches after October 1, 2005 must use MSP.  Furthermore, Company shall make reasonable commercial effort to transition existing MSNP customers to MSP by October 1, 2005.

8.	EFFECT OF TERMINATION OR EXPIRATION.

In the event of termination or expiration of this Service Schedule for any reason all Sections in this Service Schedule shall survive except for Section 1. Upon termination or expiration of the Agreement or this Service Schedule, as applicable, Company shall (i) immediately cease providing the Client Services; and (ii) within fifteen (15) days of such termination or expiration, return to Microsoft all full or partial copies of the documentation provided by Microsoft under this Service Schedule.  Upon termination or expiration, Company shall upon written request from Microsoft ensure that all further distribution of Clients to Subscribers is terminated, including without limitation distribution of Clients to Subscribers via Carriers, but excluding any devices that have already shipped from Customer’s factory.

9.	RELATIONSHIP TO AGREEMENT.

This Service Schedule amends and supplements the Agreement with respect to the matters addressed herein.  If there are any inconsistencies between a provision of this Service Schedule and a provision of the Agreement with respect to the matters covered by this Service Schedule, the provisions of this Service Schedule shall control but only with regard to the subject of the inconsistency.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Service Schedule as of the Schedule Date.

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IXI Mobile, Inc.	Microsoft Corporation

By (sign):	By (sign):

Name (print):	Name (print):

Title:	Title:

Date:	Effectuve Date:

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Exhibit A

“Territory and Carriers”

Territory

Company may engage in discussions with Carriers in any country in the world for the purposes of reselling MSN Mobile Services.

For the purpose of this agreement, Priority Territory means [***].

Carriers

Subject to Section 3.5 of the main body of the Agreement, Company is authorized to enter into Carrier Agreements with the following Carriers:

Territory	Carrier
[***]	[***]
[***]	[***] ***] [***]
[***]	[***] [***] [***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***] [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***] [***] [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Microsoft may modify the list of Carriers from time to time in consultation with Company.

If Company wishes to modify the list of Carriers, Company will submit a request to the Microsoft Designation Manager.  Microsoft shall either approve or reject such proposed modification and make commercially reasonable efforts to respond to Company within ten (10) working days of Company’s date of such proposal.  Microsoft shall not unreasonably withhold or unduly delay its approval to a change request.

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Exhibit B

[Intentionally Left Blank]

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Exhibit C

“MSN Mobile Services Partner Operations and Support Guide”

1.	Purpose and Scope of this Document

This is intended to provide Company and Microsoft with clear expectations around service escalation processes. Capitalized terms not defined in this exhibit shall have the meaning assigned to them in the Agreement. This document will be posted in a shared location and may be updated on a regular basis.

1.1.Span of Control

Each Party shall only be responsible for those aspects, components, inputs, and interfaces of their respective Services that fall directly under the control of its own infrastructure and personnel up to the Service Border (as defined below).

“Service Border” is defined as the farthest network egress point to the public Internet that is entirely under the direct control of each party.  This is the farthest edge of the Services where each Party has direct control over and will accept responsibility for service quality, availability, and performance.

The following are outside the Span of Control and will release both parties from the obligations set forth in this Exhibit:
•      An outage of services that is due to the failure or non-performance of any equipment, connections, or services that are not under the direct control or supervision of each party, partner, or their respective employees, contractors, or subcontractors; such services include without limitation peer-to-peer Internet service provider routing, or third party data center failure.
•      Any other events of force majeure as defined in the Agreement.

1.2.	Service Reviews

The following meetings are typically scheduled with MSN partners that have a Support Account Manager (SAM) assigned to them.

Table 1

[***] Service Reporting
Attendees	Objectives	Deliverables
Company:
•      Partner Technical Representative
•      Partner Service Representative
•      Other appropriate representatives
Microsoft as necessary:
•      SAM or support staff
•      Partner Operations Manager
•      Product unit members
•      Account manager
•      Business & operations representatives
• To report incident metrics for period • To review ongoing issues • Report to be delivered via email by [***].
Microsoft:
•      [***] MSN Service metrics report
Company:
•     Monthly metrics such as Company support metrics, Company measurements of MSN Services, etc.
Shared:
•     Process Issues List
•     Support Incident List

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Table 2

Service Review Meeting ([***])
Attendees	Objectives	Deliverables
Company:
•      Partner Technical Representative
•      Partner Service Representative
•      Other appropriate representatives
Microsoft as necessary:
•      SAM or support staff
•      Partner Operations Manager
•      Product unit members
•      Account manager
•      Business & operations representatives
	• To review aggregated [***] performance reports with Senior Management • To review customer satisfaction metrics • To consider and initiate changes to the support agreement.	Microsoft: • Service Review Scorecard / Presentation Company: • Service Review Scorecard / Presentation Shared: • Process Issues List

Table 3

Term	Definition
Working day	Mo - Fr with the exception of local and US public holidays from 0800 to 1800 hours PST.
1st level Support	Support services provided to Subscribers by the Company’s customer service department.
2nd level Support	Support services provided to the Company’s customer service department by Company.
3rd level Support	Support services provided to Company by Microsoft as further detailed below.

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2.	Microsoft / Company Service Definitions

2.1.	Support Model

a.
Company will be the primary customer support contact for the Services including any partners, agencies, and intermediaries that the Company establishes a relationship with in regard to running the Services.

b.
Microsoft will provide Company with such training and tools as Microsoft deems appropriate, including but not limited to the Mobile Manager (as defined below), to assist Company in its provision of support to Subscribers as provided herein.

i)	Microsoft will provide training instruction and content to Company training staff from time to time as determined by Microsoft.

ii)	It is Company’s responsibility to train its partners, agencies, and intermediaries that Company deems appropriate to receive such training.

iii)
Company shall not grant administrative rights to partners, agencies, and intermediaries for any Microsoft provided tools. Company will be responsible for managing access lists for the tools including the removal of any party who no longer requires access as part of its normal job function at the Company, its partners, agencies, or intermediaries.

iv)
Company will provide Microsoft with notification of any parties who have received training on Microsoft provided tools. Company will also require any partner, agency, or intermediary to sign a Microsoft terms of use prior to granting access to the tools. Company will forward copies of all executed terms of use to Microsoft.

v)	Microsoft reserves the right to deny access to any party of any tools if Microsoft in it sole discretion determines that the terms of use have been violated.

c.
If Company is unable to resolve a Subscriber incident (after having made commercially reasonable efforts to do so), such incident may be escalated to MSN Services Partner Support, pursuant to the reporting process procedures in Table 5 below.

d.	Microsoft will provide Company with access and training for the Premier Online tool (MSN Services Partner Support escalation tool).

2.1.1.	Mobile Manager Description:

a.	The MSN Mobile Manager is a web-based support tool that houses the account information and settings of subscribers to MSN mobile services, and logs their account activities.

b.
Company may use Mobile Manager during the Term solely as may be necessary to enable Company to provide customer support for the MSN Mobile Services, and must take reasonable steps to prevent unauthorized access to or use of Mobile Manager, including, but not limited to, restricting access to customer support agents whose job functions require such access.

c.	Access is controlled by Microsoft Passport. Company will provide Microsoft Passport names to its customer support agents who provide technical support of the MSN Mobile Services.

2.1.2.	Premier Online Description:

a.	Premier Online is a web-based support tool that allows external support partners an electronic method of escalating support incidents directly into the MSN Services Partner Support group.

•
Except as specified herein, Company’s use of Premier Online for purposes of these operational support procedures will not entitle Company to make use of Premier Support content or other services that may be made generally available to Premier members via Premier Online.

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b.	Microsoft Premier Online requires Microsoft Passport and a separate online support account number and password to validate access.

2.1.3.	MSN Service Partner Support

The MSN Services Partner Support team will serve as an interface between Company Senior Technical Support and Operations Group and Microsoft for the support of the MSN Services.  This arrangement provides Company with access to a single point of contact for reporting incidents, receiving updates and handling escalations.  All written and verbal communication with MSN Services Partner Support will be in English. The following table provides the MSN Services Support hours of operation and contact information.

Table 4

Hours of Operation	24 hours a day, 7 days a week, 365 days a year (“7/24/365”)
Contact Information	MSN Services Partner Support • Online: https://premier.microsoft.com • North America 800 Number is • International 425 Toll Number is

Microsoft will also provide a Support Account Manager (“SAM”) to facilitate escalations of incidents.

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3.	Support Procedures

3.1.	Incident Resolution Responsibilities

a.
Incident resolution requires teamwork between Microsoft and Company.  One element in this teamwork approach is Company’s understanding of the MSN Services.  In order to facilitate Company’s understanding of the MSN Services, Microsoft will provide initial training materials to Company for use so that each Subscriber call can be successfully dispatched and resolved as quickly as possible by Company.

b.	Section 5.1 (MSN to Provide) and 5.2(Company to Provide) of this exhibit contain flow charts reflecting an overview of the Incident Escalation Process.

c.
All incidents concerning failures of the MSN Services that cannot be resolved by Company representatives (after having made reasonable efforts to do so pursuant to the procedures set forth herein) will be reported to MSN Services Partner Support, pursuant to the reporting process procedures outlined below.

d.
Any reported incident that has been deemed as having been caused by a failure outside Microsoft’s provision of the MSN Services will be returned to Company with an appropriate explanation.  Should Microsoft determine that an incident being worked by MSN Services Partner Support is within the control of Company and outside of Microsoft’s control, the incident will be closed and returned to Company for proper resolution.

e.
For Severity A and B incidents, Microsoft will use commercially reasonable efforts to resolve the problem as promptly as possible.  Resolution of problems determined by Microsoft to be of Severity C or D may be delayed until future releases of the service or may not be fixed.  If the solution provided cannot be agreed to by both parties, appropriate business escalation contacts should be engaged as defined in section 5.3 (Business Issue Escalation Contacts) of this exhibit.

3.2.	Company Responsibilities

The following section identifies the responsibilities of Company under this support model.

3.2.1.	General Responsibilities

a.	Company’s customer support agents shall understand and be able to explain all features and services that are available to the Subscriber via the Services.

b.
Company shall answer all partners, agencies, intermediaries, and Subscribers’ questions regarding the Services and resolve all minor issues such as locking and unlocking accounts, deleting accounts and resetting confirmation code retries.

3.2.2.	Incident Responsibilities

a.
Company will gather pertinent information regarding the incident, including the Subscriber name, number, and any other additional information that Company deems important to the prompt resolution of the incident (described in more detail in Section 4.2 (Mandatory Information for Incident Reporting) of this exhibit).

b.
Company will provide any necessary translation of information about the issue into English prior to submitting to Microsoft. Company will also be responsible for translating any resolution information from Microsoft into any required local language that is needed by their partners, agencies, or intermediaries.

c.	Company will create a trouble ticket that clearly states the nature of the incident and will assign a tracking number to the incident (the “Tracking Number”).

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d.	Company will enter all incident notes into the same trouble ticket within its trouble ticketing system, about any subsequent conversation which it has with the Subscriber relative to the incident.

e.	Company will provide all trouble ticket information to Microsoft upon request.

f.	Company will “own” the resolution of an incident by virtue of its role of coordinating the resolution within its own operational and technical environment and with Microsoft.

g.	Company will be able to explain the resolution of the incident to a technical peer, or will be capable of targeting the root technical problem for resolution.

h.
Company will be able to explain the resolution of particular escalated trouble tickets to its own internal staff members when such an explanation may have the potential for reducing the volume and categories of escalated trouble tickets.

3.2.3.	Technical Responsibilities

a.	Company’s customer support personnel will understand and be knowledgeable about problems that may arise during a Subscriber’s usage of the MSN Mobile Services and other MSN Services.

b.
Company’s customer support personnel will understand and be knowledgeable with respect to the functionality of wireless telephones and other devices from which Subscribers will be able to access the MSN Services.

c.
Company’s customer support personnel will understand and be knowledgeable about e-mail notification systems and the Internet to the degree that such understanding and knowledge is relevant to the resolution of incidents which may arise from a Subscriber’s use of the MSN Services.

d.
Company’s customer support personnel will understand and be knowledgeable about Company, partner, agency and intermediary network operations, and be capable of reasonably discerning that an incident is internal to those operations before identifying the incident for escalation to Microsoft.

3.3.	Incident Management

The MSN Services Partner Support group will coordinate incident isolation, testing and repair work within Microsoft. During the incident isolation and troubleshooting process, MSN Services Partner Support will communicate incident resolution progress to Company as specified in the “Incident Definitions and Handling Process” table below. Additionally, MSN Services Partner Support will proactively inform Company when an issue or condition arises that may cause potential system anomalies and which are a potential source for the creation of trouble tickets. The table below outlines the preferred method of communications, however, nothing herein precludes Company from contacting MSN Services Partner Support by all applicable means set forth in these procedures.

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3.3.1.	Incident Definitions and Handling Process

The initial severity assigned to an incident may be adjusted up or down, as appropriate, after consideration of new and changed factors related to the status of the service request.

Table 5

Company Incident Level	MSN Support Severity	Description	Submission and Update method	Microsoft Response Goals
TBD	Severity A
System, network, server, or critical application problem that prevents or unreasonably delays ALL subscribers from accessing or using the Microsoft Service for more than [***].
•  Issue resulting in impaired security of the network

•  A reoccurring temporary outage of a critical service

•  Inability to provision a service

•  Inability to access support tools

•  Loss of data
Submission: • Premier Online* • 24/7 Phone Updates: • Phone • Premier Online • Email Response
Ticket Generation:
•     Open support incident and initiate trouble shooting immediately upon notification from Company.
•     Ticket number provided for Company reference.

Initial Response:
•  First Update within [***]

Updates:
•     Subsequent updates every [***] [.or as needed.]
•     Microsoft will update the Company with the following information as available:
o   Services affected.
o   Start time of incident.
o   Current status of repair.
o   Impact on the subscriber for all incidents in progress.
o   Description of service or aspect of service that is unavailable.
o   Estimated Time of Repair (ETR).

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Company Incident Level	MSN Support Severity	Description	Submission and Update method	Microsoft Response Goals
TBD	Severity B
System, network, server, or application problem that prevents or unreasonably delays many Subscribers from accessing or using the service.
•    A reoccurring temporary outage of a service

•    Sporadic behavior of a provisioning service

•    Stale content

•    Sporadic access to support tools

•    Recent modifications to the system that cause the services to operate in a way that is materially different from those described in the product definition for non-essential features.
Submission: • Premier Online Updates: • Premier Online • Email Response
Ticket Generation:
•     Open ticket upon notification from Company.
•     Ticket number provided for Company reference.

Initial Response:
•     First update within [***]

Updates:
•     Subsequent updates every [***] or as needed.
•     Microsoft will update the Company with the following information as available:
o    Services affected.
o    Start time of incident.
o    Current status of repair.
o    Impact on the subscriber for all incidents in progress.
o    Description of service or aspect of service that is unavailable.
o    Estimated Time of Repair (ETR).

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Company Incident Level	MSN Support Severity	Description	Submission and Update method	Microsoft Response Goals
TBD	Severity C	Service issues identified as follows: • Defined as single user issue. • Small user base issues that do not have a significant impact on the service.	Submission: • Premier Online Updates: • Premier Online • Email Response
Ticket Generation:
•    Open support incident upon notification from Company.
•    Incident number provided for Company reference.

Initial Response:
•    First update within [***]

Updates:
•    Subsequent updates as needed.
•    Microsoft will update Company with the following information as available:
o   Services affected.
o   Start time of incident.
o   Current status of repair.
o   Impact on the subscriber for all incidents in progress.
o   Description of service or aspect of service that is unavailable.
o   Estimated Time of Repair (ETR).

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Company Incident Level	MSN Support Severity	Description	Submission and Update method	Microsoft Response Goals
TBD	Severity D	Project level tracking or incident in monitoring status	• Existing cases that have been demoted for tracking purposes. • Partners cannot submit cases at this severity.
Ticket Generation:
•    Incident demoted for tracking purposes.

Updates:
•    Subsequent updates as needed.
•    Microsoft will update the Company with the following information as available:
o   Services affected.
o   Start time of incident.
o   Current status of repair.
o   Impact on the subscriber for all incidents in progress.
o   Description of service or aspect of service that is unavailable.
o   Estimated Time of Repair (ETR).

•
Severity B incidents are the only severity that can be created online. The preferred method for submitting severity A incidents is to first submit a severity B incident online and then contact MSN Services Partner Support via telephone to increase the incident severity to A.

In this context, “initial response” means the first contact provided to Company by MSN Services Partner Support after a service request is submitted by one of the Company’s assigned technical contacts and has been logged into the MSN Services Partner Support case management tool. The initial response from MSN Services Partner Support may be in the form of an email, phone call or personal acknowledgement and will contain the support incident number for tracking purposes.

The term “updates” here means any communication between the Microsoft support team and Company where status or a plan of action for the problem case number is communicated.

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4.     Incident Reporting Process

4.1.	Communicating Incidents

Company will communicate incidents to Microsoft in the following manner.  The procedure outlined below is the preferred method of communications, however, nothing herein precludes Company from contacting MSN Services Partner Support by all applicable means set forth in these procedures.

a.
Company will send a trouble ticket (including a Tracking Number) to Microsoft via the web using Microsoft Premier Online.  An incident process flow is detailed in section 5, Escalation Management Process.

b.	The classification of the trouble ticket will be set based upon the criteria outlined in Table 5, “Incident Definitions and Handling Process above.

c.	Microsoft will generate a single response for each trouble ticket that is received from Company to confirm receipt of the incident report.

4.2.	Mandatory Information for Incident Reporting

For each Incident, Company is required to provide Microsoft with information that will facilitate timely problem determination and resolution.  Upon notification of the incident, the mandatory information will be verified.  If any information is missing, the incident will be returned to Company requesting completion of the mandatory information.  Microsoft will begin investigating the incident as soon as possible after receipt of the initial trouble ticket, however, until Microsoft has received all necessary information, Microsoft may be unable to begin resolving the incident and providing feedback to Company as described above in “Communicating Incidents.”

Company should provide MSN Services Partner Support with the following information for all reported incidents:
a.	Title: Include name of carrier followed by short description (Ex: CARRIER: short description of problem )
b.	Severity of the incident (Sev A-B) (Partner will provide):
c.	Subscriber’s name:
d.	Subscriber’s min:
e.	Any other additional information about the Subscriber that Company deems important to the prompt resolution of the incident:
f.	Subscriber's Passport username/ID (NEVER INCLUDE CUSTOMER'S PASSPORT PASSWORD):
g.	The Tracking Number assigned by Company in their ticketing system:
h.	Time and date of the transaction in question:
i.	Subscriber’s location:
j.	<Handset type>:
k.	Software version:
l.	Detailed description of the incident:
m.	Troubleshooting done:
n.	Other comments:
o.	Partner contact name/number/email:

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5. Escalation Management Processes

5.1.	MSN’s Technical Issue Escalation Process

5.1.1.	Escalation Steps

1.      Company’s partner gathers information from Subscriber regarding MSN Services related incident and does initial troubleshooting.

2.      Company gathers information from the partner regarding MSN Services related incident and performs appropriate actions pursuant to Company’s “Incident Responsibilities” defined above.

3.      If Company is unable to resolve a Subscriber incident (after having made commercially reasonable efforts to do so), such incident will be escalated to MSN Services Partner Support. Company will escalate incident using Premier Online and Microsoft contact information pursuant to the reporting process procedures defined in “Incident Definitions and Handling Process” and “Technical Issue Escalation Contacts”.

4.      MSN Services related incidents escalated by Company to MSN Services Partner Support will have a support incident created in Microsoft’s Incident Management System.
5.      Microsoft’s Global Escalation and Solutions Team (GEST) will accept the incoming support incident.
6.      GEST will validate incident repro steps provided by Company, perform initial troubleshooting, offer resolution if possible and triage the incident for escalation as necessary.

7.      GEST’s escalation triage of an incident includes determining whether the incident is related to the operations of MSN Services or a problem with an MSN Product.

7a.	Issues with the operations of MSN Services are escalated by GEST to the MSN Operations team.

7b.	Issues with an MSN Product are escalated by GEST to the MSN Product Group.

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5.1.2.	Escalation Flow Diagram

5.1.3.	Technical Issue Escalation Contacts

For technical issues, the following escalation list should be used.

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Table 6

Escalation	Within Microsoft
Order	Trigger	Contact	Details
1	Incident Submission	MSN Services Partner Support: Global Escalation and Solution Team (GEST) • Premier Online: o https://premier.microsoft.com • GEST 24/7 Phone: oToll Free: oToll:
Severity A:
•     Preferred Submission:  Submit incident through Premier Online as Severity B, then contact GEST via 24/7 number to escalate incident to Severity A.
•     Alternate Submission:  Submit incident by directly contacting GEST via 24/7 phone number.

Severity B:
•      Submit incident through Premier Online.

2	No response from GEST within Initial Response goal	GEST 24/7 Phone	Contact GEST team for update via 24/7 phone and request that the on-duty tech lead or manager be paged.
3	No satisfaction from GEST response	Program Manager MSN Partner Support Desk: Mobile:	• If unsatisfactory or no response from GEST, escalate to SAM. • Contact SAM either directly or contact GEST via 24/7 phone to have the SAM paged.
4	No response from PM	Group Program Manager MSN Partner Support o o Desk: o Mobile:

5.2.Company Technical Issue Escalation Process

5.2.1.	Escalation Steps

5.2.2.	Escalation Flow Diagram

5.2.3.	Escalation Contact Table

Table 7

Escalation	Within Partner
Order	Trigger	Contact	Details
1	Incident Submission	<TBD>	<TBD>
2	No response to GEST	<TBD>	<TBD>

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Escalation	Within Partner
Order	Trigger	Contact	Details
3	<TBD>	<TBD>	<TBD>
4	<TBD>	<TBD>	<TBD>
5	<TBD>	<TBD>	<TBD>

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5.3.Business Issue Escalation Contacts

Service issues that remain unresolved by either Company or Microsoft must be escalated in sequence to organizational members to raise the visibility of problematic issues. Each escalation requires an assessment of the problem and recommendation on next steps. Progress or lack of must be reported to all parties and additional remediation steps called out to be followed. If the issue is remains unresolved, an exit strategy for the issue must be called out by the management team.

For non-technical issues, the following escalation list should be used.

Table 8

Escalation Order	Within Microsoft
	Contact	Details
1	Support Account Manager (SAM) MSN Partner Support
2	Support Program Manager (SPM) MSN Partner Support
Partner Operations Manager (POM) MSN Operations
Deployment Program Manager MSN Mobile Product Group
3	Partner Manager MSN Partner Management
Group Program Manager MSN Partner Support
Group Program Manager, Deployment MSN Mobile Product Group
Group Program Manager, MSN Partner Operations
4	Director MSN Partner Operations
Director MSN Partner Support
General Manager MSN Mobile Product Group
Director (or Senior Director) MSN Partner Management

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Table 9

Escalation Order	Within Company
	Contact	Details
1	TBD
2

3

4

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6. Service Notifications and Change Control Management

6.1.	Notifications by Microsoft

Microsoft will ensure that any planned maintenance events under its span of control will be executed in a well-coordinated manner.  Proper execution includes advance notification, as stated in below, to Company.

6.1.1.	Service Interruptions and Advanced Notification Requirements

It is expected that occasional downtime will be required to maintain and enhance the MSN Services.  Microsoft will provide Company with at least five (5) business days advance notice of all planned maintenance activities that will or could result in service interruptions, and that will have a direct impact on the MSN Services.

Microsoft will make commercially reasonable efforts to provide Company with at least forty-eight (48) hours notice prior to any planned emergency outages of the services running in production environments.  For the pre-production environments, Microsoft will make commercially reasonable efforts to provide at least twenty-four (24) hours prior notice for planned outages.  The timeframes for notifications are summarized in the following table:

Table 10

Type	Notification Goal
Patch/Upgrade	Forty-Eight (48) hours
Planned Maintenance	Five (5) business days
Major Release	Two (2) weeks
Unscheduled or unplanned service incidents for Severity A issues	One (1) Hour
Cancelling Planned Maintenance	One (1) Hour

6.1.2.	Communicating Microsoft Service Interruptions

Microsoft will make commercially reasonable efforts to send email notifications to Company in the event that there is a severe degradation in the performance and/or availability of any contracted service, as determined by Microsoft in good faith.

MSN Service outages will be classified by the following MSN Operations priorities:

Table 11

MSN Operations Priority	MSN Support Severity	Description	Post Mortem
Pri 1	Severity A	High Priority Outage	TAM Provided
Pri 2	Severity B	Multi User Issue	TAM Provided upon partner request
Pri 3	Severity C	Single User Issue	None

Company will not forward Microsoft notifications directly to its partners, agencies, or intermediaries. Company will ensure any contact information in the Microsoft services notification refers Company’s partners, agencies, or intermediaries back to Company, and not to Microsoft Services Partner Support.

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6.2.	Notifications by Company

6.2.1.	Service Interruptions and Advanced Notification Requirements

a.	If it is necessary for Company to suspend service which causes an outage for scheduled maintenance, Company shall give no less than five (5) working days notice of such maintenance.
b.
For Company significant marketing or new product launch events, Company should request from Microsoft dates of planned service upgrades or maintenance activities which could negatively impact Company’s event. Company should provide at least 30 days notice and must recognize that activities already planned by Microsoft may not be able to be moved.

6.2.2.	Unplanned Service Interruption Notification from Company

If it is necessary for Company to suspend service which causes an outage for scheduled maintenance, Company shall give no less than five (5) working days notice of such maintenance.

6.2.3.	Canceling Planned Service Interruptions

In the event that Company needs to cancel a planned service interruption, Company should attempt to notify Microsoft at least one (1) hour prior to the scheduled start time of the maintenance window

6.2.4.	Communicating Partner Service Interruptions

Company will communicate Company planned and unplanned service incidents to Microsoft according to the following procedure:

a.	Company will contact Microsoft as specified in “Escalation Management”.

b.	Escalations should be accompanied by reference incident information to include:

•	Incident Case ID

•	Services affected.

•	Start time of incident.

•	Current status of repair.

•	User impact.

•	Summary of actions taken to resolve problem

•	Steps needed to reproduce problem

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7.	Reporting

7.1.	Post-Mortem Reports

The purpose of the Post-Mortem Report is to identify the origin of an incident and corrective actions which can be taken to prevent its reoccurrence.  Post-Mortem Reports shall be limited to incidents classified as Severity A and B, unless otherwise agreed to by the Parties. Microsoft may, at its option, provide Company with a post mortem report following a Severity A or B incident.

Root Cause Analysis will be delivered to Company as soon as practicable by Microsoft. Microsoft will provide a written Post Mortem report for Microsoft Severity A incidents within 3 business days of close of the engineering incident Post Mortems. Post mortems will be delivered by SAM or Operations contact during regularly scheduled meetings or other mutually agreed to time.

7.2.	MSN Services Support Metrics Reports

Each month, Microsoft will provide Company with a report identifying the following information:
1.	The total number of incidents opened and closed each month, segregated by severity level,
2.	The number of Severity A and Severity B incidents created, segregated by MSN Service, and
3.	The outstanding open incidents from the previous month, if any.

7.3.	Company Support Metrics

Each month Company should provide Microsoft with a report identifying the following information:  <Review reporting abilities with each partner>
1.	The total number of customer care incidents created each month.
2.	The total number of MSN related incidents created each month.
3.	The total number of tickets escalated to MSN Services Partner Support.
4.	The top incident categories for Microsoft and numbers of incidents per category. (eg. client issues, error messages, setup or configuration, passport issues, hotmail question)
5.	MSN customer satisfaction rating (survey – every 6 months)
6.	Company satisfaction rating (survey – every 6 months)

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Exhibit D

“Marks”

A. Microsoft Marks & Guidelines:

1.	The Microsoft Marks shown above may be used solely on promotional and marketing materials regarding the Services, as such are more fully described in the Marketing Plan.

2.	Company’s name, logo, or trademark must appear on any materials where the Microsoft Marks are used, and must be larger and more prominent than the Microsoft Marks.

3.	The Microsoft Marks may not be used in any manner that expresses or implies Microsoft’s affiliation, sponsorship, endorsement, certification, or approval, other than as contemplated by this Agreement.

4.	Company shall not use the Microsoft Marks in association with any third party trademarks in a manner that creates potential confusion as to ownership of the Microsoft Marks.

5.	The Microsoft Marks may not be included in any non-Microsoft trade name, business name, domain name, product or service name, logo, trade dress, design, slogan, or other trademark.

6.
The Microsoft Marks may only be used as provided by Microsoft.  Except for size, the Microsoft Marks may not be altered in any manner, including proportions, colors, elements, etc., or animated, morphed, or otherwise distorted in perspective or dimensional appearance.

7.	The Microsoft Marks may not be combined with any other object, including, but not limited to, other logos, words, graphics, photos, slogans, numbers, design features, or symbols.

8.
The Microsoft Marks must stand alone.  A minimum amount of empty space must surround the Microsoft Marks separating it from any other object, such as type, photography, borders, edges, and so on.  The required area of empty space around the Microsoft Marks must be X, where X equals ½ the height of the Microsoft Marks.

9.	The Microsoft Marks shall include the appropriate ™ and/or ® symbol(s) as shown in this Exhibit.

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10.
The Microsoft Marks shall be attributed to Microsoft Corporation in all materials where it is used, with the attribution clause:  “MSN, the MSN Logo, and Hotmail are either trademarks or registered trademarks of Microsoft Corporation in the United States and/or other countries.”

B. Company Marks & Guidelines:

11.	The Ogo, IXI Mobile and PMG logos shall be used according to the corresponding guidelines

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